SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

__________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 16, 2004

THE FEMALE HEALTH COMPANY
(Exact Name of Registrant as Specified in Charter)

Wisconsin
(State or Other Jurisdiction of Incorporation)

1-13602	39-1144397
(Commission File Number)	(I.R.S. Employer Identification Number)

515 North State Street Suite 2225 Chicago, Illinois	60610

(Address of Principal Executive Offices)	(Zip Code)

312-595-9123
(Registrant's telephone number; including area code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)   Exhibits

    99.1 – Press Release of The Female Health Company, issued
August 16, 2004.

Item 12. Results of Operations and Financial Condition

On August 16, 2004, The Female Health Company issued a press release (the "Press Release") announcing results for the fiscal third quarter ended June 30, 2004. A copy of the Press Release is attached as Exhibit 99.1 to this report. The attached Exhibit 99.1 is furnished pursuant to Item 12 of Form 8-K.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE FEMALE HEALTH COMPANY
Date: August 17, 2004
BY   /s/ O.B. Parrish
          O.B. Parrish, Chairman and
    Chief Executive Officer

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